UNITED STATES

SECURITES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21680

DCA Total Return Fund

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Jeffrey W. Taylor, President

DCA Total Return Fund

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name of address of agent for service)

Registrant’s telephone number, including area code: (303) 228-2200

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

Statement of Investments September 30, 2011 (Unaudited) DCA Total Return Fund
	Shares	Market Value
COMMON STOCK 69.91%
Consumer Discretionary 7.82%
Adidas AG	10,800	$662,331
Amazon.com Inc.*	11,850	2,562,326
Deckers Outdoor Corp.*	5,300	494,278
DIRECTV*	6,600	278,850
New Oriental Education & Technology Group Inc.—ADR*	12,789	293,763
priceline.com Inc.*	3,880	1,743,905
Swatch Group AG	28,500	1,723,080
Wynn Macau Ltd.	140,000	337,622

		8,096,155

Consumer Staples 6.10%
Cia De Bebidas Das Americas	52,000	1,563,111
Coca-Cola Co.	11,500	776,940
Hansen Natural Corp.*	10,000	872,900
Henkel AG & Co. KGaA	12,100	648,437
Herbalife Ltd.	14,800	793,280
Mead Johnson Nutrition Co.	13,500	929,205
Wal-Mart de Mexico SAB de CV	320,000	733,752

		6,317,625

Energy 7.85%
Apache Corp.	7,800	625,872
Baker Hughes Inc.	12,000	553,920
Calfrac Well Services Ltd.	17,100	399,636
Chesapeake Energy Corp.	41,500	1,060,325
Complete Production Services, Inc.*	37,000	697,450
Ensign Energy Services Inc.	49,000	642,952
Helmerich & Payne Inc.	18,500	751,100
Occidental Petroleum Corp.	8,000	572,000
Patterson-UTI Energy Inc.	32,000	554,880
Schlumberger Ltd.	9,500	567,435
Subsea 7 SA*	33,549	648,108
Technip SA	13,000	1,054,233

		8,127,911

Financials 1.51%
Franklin Resources Inc.	10,800	1,032,912
T. Rowe Price Group Inc.	11,100	530,247

		1,563,159

Health Care 11.81%
Agilent Technologies Inc.*	27,700	865,625
Cerner Corp.*	23,000	1,575,960
Coloplast A/S—Class B	5,800	839,021
CR Bard Inc.	7,500	656,550
Elekta AB—Class B	22,800	864,302
Illumina Inc.*	9,900	405,108
Intuitive Surgical Inc.*	5,530	2,014,468
Novo Nordisk A/S—Class B	30,000	3,002,998

	Shares	Market Value
Shire PLC	36,500	$1,144,058
Watson Pharmaceuticals, Inc.*	12,600	859,950

		12,228,040

Industrials 2.70%
ABB Ltd.*	28,100	488,898
Eaton Corp.	13,200	468,600
Komatsu Ltd.	26,400	581,532
Parker Hannifin Corp.	10,200	643,926
Siemens AG	6,700	611,466

		2,794,422

Information Technology 25.26%
Accenture PLC—Class A	32,900	1,733,172
Apple Inc.*	9,310	3,548,786
ARM Holdings PLC	371,000	3,262,963
Avago Technologies Ltd.	14,000	458,780
Aveva Group PLC	31,000	680,166
Check Point Software Technologies Ltd.*	35,500	1,872,980
EMC Corp.*	30,000	629,700
Genpact Ltd.*	39,500	568,405
Google Inc.—Class A*	3,125	1,607,437
HTC Corp.—GDR	17,640	1,428,840
Intuit Inc.*	12,000	569,280
Mastercard Inc.	2,000	634,320
Mellanox Technologies Ltd.*	25,000	780,500
MercadoLibre Inc.	14,800	795,500
Oracle Corp.	43,000	1,235,820
QUALCOMM Inc.	39,100	1,901,433
Salesforce.com, Inc.*	10,200	1,165,656
SAP AG	31,100	1,596,437
Tencent Holdings Ltd.	26,000	548,219
Teradata Corp.*	7,500	401,475
VMware, Inc.*	9,200	739,496

		26,159,365

Materials 5.49%
Anglo American PLC	15,100	524,863
Barrick Gold Corp.	35,700	1,665,405
Cliffs Natural Resources Inc.	5,100	260,967
Freeport-McMoRan Copper & Gold Inc.	20,000	609,000
Goldcorp Inc.	36,650	1,681,234
Syngenta AG*	1,200	315,755
Yara International ASA	16,300	631,996

		5,689,220

Telecommunication Services 1.37%
Millicom International Cellular SA	6,700	674,262
Tim Participacoes SA	160,205	739,572

		1,413,834

TOTAL COMMON STOCK (Cost $68,314,457)		$72,389,731

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK 14.49%
Financials 14.49%
Aegon NV,
Series 1, 4.000%(1)	Baa1/BBB	23,078	$429,251
American Home Mortgage Investment Corp.:
Series A, 9.750%(2)*	NR/NR	266,950	27
Series B, 9.250%(2)*	NR/NR	29,700	29
Bank of America Corp.:
Series 4, 4.000%(1)	Ba3/BB+	32,500	438,750
Series 5, 4.000%(1)	Ba3/BB+	14,500	193,285
Series E, 4.000%(1)	Ba3/BB+	21,547	288,730
Series H, 3.000%(1)	Ba3/BB+	4,516	53,244
BioMed Realty Trust Inc.,
Series A, 7.375%	NR/NR	5,543	137,799
BRE Properties Inc.,
Series D, 6.750%	Baa3/BB+	2,147	54,104
Corporate Office Properties Trust:
Series H, 7.500%	NR/NR	12,500	313,000
Series J, 7.625%	NR/NR	9,001	224,395
Duke Realty Corp.,
Series O, 8.375%	Baa3/BB	13,500	351,000
HCP Inc.,
Series F, 7.100%	Baa3/BB+	19,981	505,320
HSBC USA Inc.,
Series G, 4.000%(1)	Baa1/A-	33,843	575,331
Kilroy Realty Corp.,
Series F, 7.500%	NR/BB	19,317	482,732
Kimco Realty Corp.,
Series G, 7.750%	Baa2/BBB-	2,242	57,395
LaSalle Hotel Properties:
Series D, 7.500%	NR/NR	6,675	160,567
Series G, 7.250%	NR/NR	12,809	310,362
MetLife Inc.,
Series A, 4.000%(1)	Baa2/BBB-	42,800	1,010,080
ProLogis Inc.:
Series L, 6.500%	Baa3/BB	26,097	622,935
Series O, 7.000%	Baa3/BB	19,337	471,823
Series R, 6.750%	Baa3/BB	24,665	581,601
Series S, 6.750%	Baa3/BB	20,600	466,590
PS Business Parks Inc.:
Series M, 7.200%	Baa3/BBB-	15,000	378,300
Series P, 6.700%	Baa3/BBB-	15,000	372,600
Public Storage:
Series E, 6.750%	Baa1/BBB+	17,395	439,920
Series H, 6.950%	Baa1/BBB+	12,400	313,348
Series L, 6.750%	Baa1/BBB+	20,900	529,815
Series M, 6.625%	Baa1/BBB+	19,528	496,011
Series X, 6.450%	Baa1/BBB+	15,000	379,800
Regency Centers Corp.:
Series C, 7.450%	Baa3/BB+	23,557	593,636
Series E, 6.700%	Baa3/BB+	20,000	500,000
Santander Finance Preferred SA Unipersonal,
Series 6, 4.000%(1)	Baa2/A-	67,323	964,065
SL Green Realty Corp.,
Series C, 7.625%	NR/NR	4,367	107,428
Taubman Centers Inc.,
Series G, 8.000%	NR/NR	9,598	244,749
The Goldman Sachs Group Inc.:
Series A, 3.750%(1)	Baa2/BBB-	30,500	565,165

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
Series D, 4.000%(1)	Baa2/BBB-	36,871	$670,315
Vornado Realty Trust:
Series F, 6.750%	Baa3/BBB-	6,836	170,558
Series H, 6.750%	Baa3/BBB-	7,300	180,602
Series I, 6.625%	Baa3/BBB-	14,816	371,437

			15,006,099

TOTAL PREFERRED STOCK (Cost $22,900,628)			$15,006,099

	Bond Rating Moody’s/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS 0.04%
CW Capital Cobalt II Ltd., 2006-2A,
Class P.S., 0.000%, 04/26/2016 (3)(4)(5)(6)(7)	NR/NR	$3,500,000	$35,000
Lenox Street Ltd., Series 2007-1A,
Class SN, 0.000%, 06/04/2017 (3)(4)(5)(6)(7)	NR/NR	1,000,000	0
Vertical CRE CDO Ltd.,
Class P.S., 0.000%, 04/22/2013 (3)(4)(5)(6)(7)	NR/NR	1,800,000	4,500

TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS (Cost $6,266,654)			$39,500

COLLATERALIZED LOAN OBLIGATIONS 6.95%
Babson CLO Ltd., 2005-3A, 40.642%, 11/11/2019 (3)(4)(5)(6)(7)	NR/NR	9,000,000	$7,200,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,000,000)			$7,200,000

	Shares	Market Value
MONEY MARKET FUNDS 7.64%
AIM STIT Treasury Portfolio,
7-Day Yield 0.020%	7,912,051	$7,912,051

TOTAL MONEY MARKET FUNDS (Cost $7,912,051)		$7,912,051

TOTAL INVESTMENTS 99.03% (Cost $114,393,790)		$102,547,381
OTHER ASSETS LESS LIABILITIES 0.97%		1,003,582

NET ASSETS 100.00%		$103,550,963

AB—Aktiebolag is the Swedish term for a public limited liability company.

ADR—American Depositary Receipts.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for public limited company.

A/S—Aktieselskab is a Danish term for joint stock company.

CDO—Collateralized Debt Obligation.

CLO—Collateralized Loan Obligation.

GDR—Global Depositary Receipts.

KGaA—Kommanditgesellschaft Auf Aktien is a german term that refers to a limited partnership on shares.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability company.

PLC—Public Limited Co.

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—A variable capital company.

Footnotes to DCA Statement of Investments:

*	Non-income producing security.

(1)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at September 30, 2011.

(2)	Security in default or currently deferring interest payments.

(3)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of September 30, 2011, the value of these securities amount to $7,239,500 or 6.99% of net assets.

(4)	This security has been valued at fair value determined in good faith by or under the direction of the Fund’s Board of Trustees.

(5)

The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

(6)	This security is considered illiquid by the Advisor. Total illiquid securities amount to 6.99% of net assets.

(7)

This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed represents the most recent interest payment received, annualized and divided by cost.

Sector classifications are solely for illustrative purposes and are not reflective of the industry classifications used for diversification testing for the purposes of the Investment Company Act of 1940, as amended.

See Notes to Quarterly Statement of Investments.

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

September 30, 2011 (Unaudited)

DCA Total Return Fund

1. Organization and Summary of Significant Accounting Policies

DCA Total Return Fund (NYSE: “DCA”) (the “Fund”), formerly Dividend Capital Realty Income Allocation Fund, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. While the Fund is classified as non-diversified, it is currently operating as a diversified fund and has been doing so since 2009. It is anticipated that, if the Fund continues to operate in this manner, it will be automatically reclassified as a diversified fund in the second quarter of 2012.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$ 100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

On September 25, 2010, the Fund acquired all of the assets and liabilities of DCW Total Return Fund (“DCW”) in exchange for an equal aggregate value of newly issued common shares of the Fund, pursuant to an Agreement and Plan of Reorganization dated August 18, 2010 and approved by shareholders at an Annual Meeting held on September 16, 2010. The Fund distributed 13,305,099 common shares, which was an amount equal to the aggregate net asset value of DCW common shares, as determined at the close of business on September 24, 2010. The transaction qualified as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the Fund, which commenced operations on February 24, 2005, has been deemed the accounting survivor.

As of September 30, 2011, the Member of the Adviser’s Investment Committee was Jeffrey Taylor.

Security Valuation

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading on an NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost, which approximates fair value. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Fixed income securities where market quotations are not readily available are valued at fair value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange traded open-end investment companies, which are priced as equity securities.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. As of September 30, 2011, securities which have been fair valued based on procedures approved by the Board of Trustees represented 6.99% of DCA’s net assets respectively.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period-end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the assets or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011.

	$00,000,0000	$00,000,0000	$00,000,0000	$00,000,0000
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock^	$72,389,731	$—	$—	$72,389,731

Preferred Stock^	15,006,043	56	—	15,006,099

Commercial Real Estate Collateralized Debt Obligations	—	35,000	4,500	39,500

Collateralized Loan Obligations	—	7,200,000	—	7,200,000

Money Market Funds	7,912,051	—	—	7,912,051

Total	$95,307,825	$7,235,056	$4,500	$102,547,381

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	$0,00,0000	$0,00,0000	$0,00,0000	$0,00,0000	$0,00,0000	$0,00,0000	$0,00,0000
Investments in Securities	Balance as of 12/31/2010	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net Purchases / Sales	Transfers in and/ or out of Level 3	Balance as of 9/30/2011	Net Change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at 9/30/2011
Commercial Real Estate Collateralized Debt Obligations*	$75	$(7,500,000)	$7,499,925	$—	$4,500	$4,500	$—

Total	$75	$(7,500,000)	$7,499,925	$—	$4,500	$4,500	$—

^	For detailed descriptions of sectors see the accompany Statement of Investments.

*	As of June 30, 2011, Sorin Real Estate CDO II, Ltd., was deemed worthless and was written off by the Fund.

There were no significant transfers between Levels 1 and 2 during the current period presented.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Security Credit Risk:

The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2011, securities with an aggregate market value of $56 were in default or currently deferring interest payments.

Foreign Securities:

The Fund may invest without limit in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payments for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund. As of September 30, 2011 the Fund had no outstanding repurchase contracts.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis and/or adjust realized gain. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

2. Unrealized Appreciation/(Depreciation)

At September 30, 2011 the cost of investments and net unrealized appreciation/ (depreciation) for federal income tax purposes were as follows:

Aggregate tax cost	$113,219,859
Gross unrealized appreciation	12,102,153
Gross unrealized depreciation	(22,774,631)

Net unrealized depreciation	$10,672,478

3. Illiquid and/or Restricted Securities

As of September 30, 2011, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market.

The Fund may invest, without limit, in illiquid securities.

Illiquid and/or Restricted Securities as of September 30, 2011

	$0,000,0000	$0,000,0000	$0,000,0000	$0,000,0000
Description	Principal Amount	Acquisition Date	Cost	Market Value
Babson CLO Ltd., 2005-3A, 40.642%, 11/11/2019	$9,000,000	10/13/2005	$9,000,000	$7,200,000
CW Capital Cobalt II Ltd., 2006-2A, Class P.S., 0.000%, 04/26/2016	3,500,000	04/12/2006	3,500,000	35,000
Lenox Street, Ltd., Series 2007-1A, Class SN, 0.000%, 03/04/2045	1,000,000	03/05/2007	966,654	0
Vertical CRE CDO Ltd., Class P.S., 0.000%, 04/22/2013	1,800,000	05/15/2006	1,800,000	4,500

Total				$7,239,500

Net Assets				$103,550,963

Illiquid and/or Restricted Securities as a % of Net Assets				6.99%

4. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions are designed to prevent an “ownership change”, as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an “ownership change” and may also limit such an entity’s ability to use any built-in losses recognized within five years of any “ownership change.” For a more detailed discussion of the definition of an “ownership change” under the Code, please see Note 5 below.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund’s shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board of Trustees, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board of Trustees determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

5. Existing Tax Attribute Limitation and Potential for Additional Tax Attribute Limitation

In the acquisition by the Fund of the assets and liabilities of DCW on September 25, 2010 (the “Reorganization”), DCA succeeded to DCW’s federal income tax attributes, which included capital loss carryforwards and net unrealized built-in losses in its assets. However, the Reorganization caused DCW to undergo an “ownership change” within the meaning of Section 382 of the Code because the shareholders of the Fund prior to the Reorganization owned more than 50% of the Fund immediately following the Reorganization. As a result of such ownership change, the Fund became subject to a specific annual limitation on the amount of capital loss carryforwards (and net unrealized built-in losses) received from DCW that the Fund can use to offset gains recognized by the Fund in each taxable year.

As of December 31, 2010, the Fund had approximately $123,420,355 of capital loss carryforwards (exclusive of such carryforwards received from DCW). The Fund’s capital loss carryforwards were not limited as a result of the Reorganization. However, the Reorganization has caused the Fund to come close to undergoing its own “ownership change” within the meaning of Section 382 of the Code. Generally, an “ownership change” within the meaning of Section 382 of the Code occurs when one or more shareholders who each own directly or indirectly 5% or more of the Fund’s common shares (including certain “public groups” of shareholders which are treated for this purpose as owning 5% or more of the Fund’s common shares) increase their aggregate ownership of common shares by more than 50 percentage points of the lowest percentage of common shares that such shareholders owned within the preceding three years. As a result of the Reorganization, the Fund believes that it is only approximately 1.5% away from undergoing an

“ownership change.” Consequently, the Fund could undergo an “ownership change” as a result (for example) of the acquisition by a single person of shares sufficient to cause such person to own 5% or more of the Fund’s common stock. If the Fund were to undergo an ownership change under Section 382 of the Code, any then-existing loss carryforwards (and net unrealized built-in losses) attributable to activities of the Fund would become subject to a specific “annual loss limitation amount,” which would generally equal the product of (i) the fair market value of the stock of the Fund at the time of the ownership change as adjusted pursuant to Section 382, and (ii) a certain interest rate established by the Internal Revenue Service (4.3% for ownership changes occurring in June 2011). If this were to occur, all of the Fund’s loss carryforwards (and net unrealized built-in losses) from periods prior to the ownership change (including those inherited from DCW and those generated by the Fund itself) would be substantially limited by operation of Section 382 of the Code.

As described in Note 4, above, the Fund’s Declaration contains provisions that are designed to prevent the Fund from undergoing an “ownership change” within the meaning of Section 382 of the Code. However, there can be no assurance that such provision of the Declaration will be enforceable under applicable state law or will succeed in avoiding an ownership change for the Fund.

6. Forward Looking Statements

The information contained herein may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCA Total Return Fund

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor
President
(Principal Executive Officer)

Date: November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

DCA Total Return Fund

By:	/s/ Jami M. VonKaenel
Jami M. VonKaenel
Treasurer and Secretary
(Principal Financial Officer)

Date: November 28, 2011